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                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                         VARIABLE ANNUITY ACCOUNT SEVEN

                          ---------------------------


                   SUPPLEMENT TO THE POLARIS PLUS PROSPECTUS
                             DATED JANUARY 29, 1999


The sentence below follows the second full paragraph of the left-hand column on page 16:

          We reserve the right to modify, suspend or terminate the Income Protector program at any time.


The chart in the left-hand column on page 17 has been replaced with the following:

             Alternative                      Growth Rate*
             -----------                      ------------
       The Income Protector Plus                  3.25%
       The Income Protector Max                   5.25%

* If you elect the Plus or Max feature on a subsequent anniversary, the Growth Rates may be different.



The first sentence under the section titled HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR on page 18 has been replaced with the following sentence:

          This table assumes a $100,000 initial investment in a qualified contract with no further premiums, no withdrawals, no STEP-UPS, no premium taxes, current growth rates and the election of optional Income Protector benefits at contract issue.



Date: February 12, 1999


                Please keep this Supplement with your Prospectus